Exhibit 10.1

Execution Version

CONTRIBUTION, CONVEYANCE AND ASSUMPTION
AGREEMENT

By and Among

EQT GATHERING HOLDINGS, LLC

EQT GATHERING, LLC

EQT GP HOLDINGS, LP

And

EQT GP SERVICES, LLC

Dated as of April 13, 2015

CONTRIBUTION, CONVEYANCE AND ASSUMPTION
AGREEMENT

This Contribution, Conveyance and Assumption Agreement, dated as of April 13, 2015 (this “Agreement”), is by and among EQT Gathering Holdings, LLC, a Delaware limited liability company (“Gathering Holdings”), EQT Gathering, LLC, a Delaware limited liability company and wholly owned subsidiary of Gathering Holdings (“EQT Gathering”), EQT GP Holdings, LP, a Delaware limited partnership (the “Partnership”), and EQT GP Services, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”).  The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Gathering Holdings and the General Partner have formed the Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) for the purpose of, among other things, engaging in any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act; and

WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, each of the following actions has been taken prior to the date hereof:

1.              Gathering Holdings formed the General Partner under the terms of the Delaware Limited Liability Company Act and contributed $1,000 for all of the limited liability company interests in the General Partner; and

2.              The General Partner and Gathering Holdings formed the Partnership under the terms of the Delaware LP Act; Gathering Holdings contributed $1,000 in exchange for a 100.0% limited partner interest in the Partnership; and the General Partner received a 0.0% non-economic general partner interest in the Partnership; and

WHEREAS, EQT Gathering owns all of the outstanding limited liability company interests in (i) EQT Midstream Investments, LLC, a Delaware limited liability company (“Midstream Investments”), and (ii) EQT Midstream Services, LLC, a Delaware limited liability company (“EQM GP”) and the general partner of EQT Midstream Partners, LP, a Delaware limited partnership; and

WHEREAS, pursuant to the terms of this Agreement, EQT Gathering will distribute all of the outstanding limited liability company interests in Midstream Investments (the “Midstream Investments Interests”) and all of the outstanding limited liability company interests in EQM GP (the “EQM GP Interests”) to Gathering Holdings; and

WHEREAS, pursuant to the terms of this Agreement, following EQT Gathering’s distribution of the EQM GP Interests to Gathering Holdings, Gathering Holdings will contribute the EQM GP Interests to the Partnership; and

WHEREAS, the members, partners or directors of the Parties, as applicable, have taken all partnership and limited liability company action, as the case may be, required to approve the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the Parties hereby agree as follows:

ARTICLE I
DISTRIBUTIONS AND CONTRIBUTION

Section 1.1                                   Distribution of Midstream Investments Interests and EQM GP Interests.  Effective as of the date hereof, EQT Gathering hereby grants, distributes, bargains, conveys, assigns, transfers, sets over and delivers to Gathering Holdings, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the Midstream Investments Interests and the EQM GP Interests, and Gathering Holdings hereby accepts the Midstream Investments Interests and the EQM GP Interests (such transactions together being the “Initial Distribution”).

Section 1.2                                   Contribution by Gathering Holdings of EQM GP Interests.  Effective immediately following the Initial Distribution, Gathering Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the EQM GP Interests as an additional capital contribution to the Partnership, and the Partnership hereby accepts the EQM GP Interests.

ARTICLE II
FURTHER ASSURANCES

From time to time after the date hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional assignments, conveyances, instruments, notices, releases and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure that the applicable Parties own all of the rights, titles, interests, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (ii) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (iii) more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE III
MISCELLANEOUS

Section 3.1                                   Headings; References; Interpretation.  All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.  The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement.  All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement.  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.

Section 3.2                                   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 3.3                                   No Third Party Rights.  The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 3.4                                   Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument.

Section 3.5                                   Choice of Law.  This Agreement shall be subject to and governed by the laws of the State of Delaware, without regard to its conflicts of law principles.

Section 3.6                                   Severability.  If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement.  Instead, this Agreement shall be construed as if it did not contain the particular provisions or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 3.7                                   Amendment or Modification.  This Agreement may be amended or modified from time to time only by the written agreement of all the Parties.  Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

Section 3.8                                   Integration.  This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments.  This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof.  No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties hereto after the date of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties to this Contribution, Conveyance and Assumption Agreement have caused it to be duly executed as of the date first above written.

EQT GATHERING HOLDINGS, LLC

By:	/s/ Randall L. Crawford
	Name:	Randall L. Crawford
	Title:	President

EQT GATHERING, LLC

By:	/s/ Randall L. Crawford
	Name:	Randall L. Crawford
	Title:	President

EQT GP HOLDINGS, LP

By:	EQT GP SERVICES, LLC,
its general partner

By:	/s/ Philip P. Conti
	Name:	Philip P. Conti
	Title:	Senior Vice President and Chief Financial Officer

EQT GP SERVICES, LLC

By:	/s/ Philip P. Conti
	Name:	Philip P. Conti
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to Contribution, Conveyance and Assumption Agreement